United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSRS

Certified Shareholder Report of Registered Management

Investment Companies

Investment Company Act file number: 811-05807

Eagle Capital Growth Fund, Inc.

(Exact name of registrant as specified in charter)

225 East Mason Street, Suite 802, Milwaukee, WI 53202

(Address of principal executive offices) (zip code)

Luke E. Sims, President and Chief Executive Officer

Eagle Capital Growth Fund, Inc.

225 East Mason Street, Suite 802

Milwaukee, WI 53202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (414) 765-1107

Date of fiscal year end: December 31

Date of reporting period: June 30, 2024

ITEM 1.	REPORT TO STOCKHOLDERS

Eagle Capital Growth Fund, Inc.

Semiannual Report

June 30, 2024

Top Ten Holdings (as of June 30, 2024)

Company	Market Value	Percentage of Portfolio
Berkshire Hathaway Inc. B	$8,542,800	18.8%
Alphabet, Inc. A	$3,096,550	6.8%
Markel Corp.	$2,631,352	5.8%
T. Rowe Price Group, Inc.	$2,352,324	5.2%
Franklin Resources, Inc.	$1,855,050	4.1%
AutoZone Inc.	$1,778,460	3.9%
Amazon.com Inc.	$1,739,250	3.8%
Illinois Tool Works Inc.	$1,658,720	3.7%
PepsiCo, Inc.	$1,649,300	3.6%
O’Reilly Automotive Inc.	$1,584,090	3.5%

Fellow Shareholders,

In the first six months of 2024, artificial intelligence (AI) stocks ruled the day. The S&P 500 rose 15.3%. The Fund’s NAV rose 5.8% over the same time period. The Fund has an AI-light portfolio, which has caused us to miss most of the enthusiasm in 2024. The business impact of AI is still not established; we are unwilling to put our capital at risk until the implications are clearer.

We are regularly asked about our enthusiasm for Berkshire Hathaway (“Berkshire”) and our large investment in it; the follow-up question is invariably about Buffett’s age. He will celebrate his 94th birthday later this summer.

Any loss of Warren Buffett will be a loss for Berkshire shareholders. An elite stock-picker and respected icon, Buffett plays a unique role in providing capital and conferring approval to companies and their management. Buffett earned his status and respect with a lifetime of remarkable results. With gains of 20% annually for over 50 years, Buffett has earned his position in the Investors’ Hall of Fame, occupying a high spot in that club. He should be revered by generations not only for what he has accomplished, but how he has accomplished it: with rationality, humility, respect and humor.

Berkshire’s success came from two main drivers: buying undervalued assets and utilizing float. The concept of buying undervalued assets is the cornerstone of value investing; if one can buy something for less than it is worth, the buyer benefits. The value of float is less discussed, though it has had a larger impact on Berkshire’s results than the former.

Float describes when one party receives the income from another’s assets. This concept seems foreign, though it is fundamental to Buffett and Berkshire’s success. Customers who prepay for services, like insurance, give their money to Berkshire to hold until those services are provided. While Berkshire holds the money, Berkshire shareholders claim the interest generated on others’ money.

Berkshire has accumulated over $170 billion in float, which generates almost $8 billion in income for Berkshire shareholders on other people’s money. Buffett is probably the best accumulator of float of any investor in the world, a mantle that is not championed, but should be. Berkshire, the star of float, will benefit for decades from Buffett’s efforts.

In the first half of 2024, we did not have opportunities to add to the portfolio at reasonable prices. We marveled at the rise in the markets, despite some choppiness; in this environment, we made no purchases.

JP Morgan Chase (JPM) and Wells Fargo (WFC) are large US banks that were in the Fund’s portfolio. We bought shares initially, in a low interest rate environment, to protect capital and get a decent dividend yield. In the subsequent years, the environment changed with rising interest rates and a slowing economy. In the current environment, seeking to protect our investments, we sold the shares of JPM and WFC. We accomplished our goal with them. With 5% yields available on US government money markets, the money market returns bested the risk-adjusted returns of the banks.

We also made partial sales in two portfolio companies. The Fund sold part of our positions in Charles Schwab (SCHW) and Colgate-Palmolive (CL), due to market prices. We bought more Charles Schwab in 2023 when nervousness about interest rates caused the share price to decline; when prices normalized this year, we lightened up. Colgate-Palmolive is a remarkable company with a remarkable consumer products business, selling more than 40% of the toothpaste worldwide. We continue to love the company and the business, though the environment for the business is more challenging than it was a decade ago, and the stock trades at an elevated price/earnings ratio.

As always, we love hearing from our Fund shareholders. As we constantly remind you, we won’t comment on any Fund portfolio purchase or sale that hasn’t been publicly reported, or that is contemplated. With that one caveat, all other topics are fair game.

	Luke E. Sims		David C. Sims
Email:	luke@simscapital.com	Email:	dave@simscapital.com
Phone:	414/530-5680	Phone:	414/765-1107

July 22, 2024

Eagle Capital Growth Fund, Inc.

Statement of Assets and Liabilities

As of June 30, 2024 (unaudited)

Assets
Common stock--at market value (cost $18,553,573)	$39,420,604
Money market funds	5,929,609
Dividends receivable	78,393
Prepaid fees	14,361
Total assets		$45,442,967
Liabilities
Accounts payable	$189
Accrued expenses	—
Investment advisor fee payable	28,021
Total liabilities		$28,210
Total net assets		$45,414,757
Shareholders’ Equity
Net Assets are Comprised of:
Paid-in capital $0.001 par value per share; authorized 50,000,000 shares, outstanding 3,967,836 shares	23,560,335
Distributable earnings	21,776,115
Total net assets		$45,414,757
Net asset value per share		$11.45

See Notes to Financial Statements

Eagle Capital Growth Fund, Inc.

Statement of Operations

For the Six Months Ended June 30, 2024 (unaudited)

Investment Income
Dividends	$352,107
Interest	100,879
Total investment income		$452,986
Expenses
Advisory fees	$168,729
Legal fees	10,406
Insurance	6,745
Transfer agent	31,555
Directors’ fees and expenses	47,875
Custodian fees	5,547
Listing fee	7,458
Other fees and expenses	9,173
Total expenses		$287,488
Net investment income			$165,498
Realized Gain and Change in Unrealized Appreciation on Investments
Realized gain on investments:
Net realized gain on investments		$821,893
Unrealized appreciation on investments:
Net change in unrealized appreciation on investments		$1,490,077
Net realized gain and change in unrealized appreciation on investments			$2,311,970
Net increase from operations			$2,477,468

See Notes to Financial Statements

Eagle Capital Growth Fund, Inc.

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Six Months Ended June 30, 2024
		(unaudited)
From Operations:
Net investment income	$186,688	$165,498
Net realized gain on investments	1,107,684	821,893
Net change in unrealized appreciation on investments	3,318,062	1,490,077
Net increase from operations	4,612,434	2,477,468
Distributions to Shareholders from:
Distributions	(1,388,743)	—
From Capital Stock Transactions:
Reinvested capital from distribution of shares	—	—
Share repurchases	—	—
Increase from capital stock transactions	—	—
Total Net Assets:
Beginning of period	39,713,598	42,937,289
End of period	$42,937,289	$45,414,757
Shares:
Shares outstanding at beginning of period	3,967,836	3,967,836
Shares issued	—	—
Shares repurchased	—	—
Shares outstanding at end of period	3,967,836	3,967,836

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.

Financial Highlights

						2024
						six months
For the periods ended December 31:	2019	2020	2021	2022	2023	(unaudited)
Net asset value at beginning of year	$8.15	$9.21	$9.53	$10.78	$10.01	$10.82
Net investment income (A)	0.09	0.05	0.03	0.02	0.05	0.04
Net realized gain and unrealized
appreciation (loss) on investments	1.61	0.82	2.15	(0.47)	1.11	0.59
Total from investment operations	1.70	0.87	2.18	(0.45)	1.16	0.63
Distribution from:
Net investment income	(0.07)	(0.06)	(0.02)	(0.03)	(0.03)	—
Realized gains	(0.46)	(0.49)	(0.95)	(0.34)	(0.34)	—
Total distributions	(0.53)	(0.55)	(0.97)	(0.37)	(0.37)	—
Impact of capital share transactions	(0.04)	—	0.04	0.05	—	—
Net asset value at end of year	$9.21	$9.53	$10.78	$10.01	$10.82	$11.45
Per share market price, end of year
last traded price	$8.02	$7.98	$9.51	$8.57	$9.36	$9.32
Total Investment Return:
Average annual return, based on market value (B):	18.13%	6.36%	30.70%	-6.57%	14.44%	-0.85%
Average annual return, based on net asset value (B):	21.35%	10.75%	24.05%	-3.73%	12.18%	11.98%
Net assets, end of peiod (000s omitted)	$37,530	$38,842	$43,029	$39,714	$42,937	$45,415
Ratios to average net assets:
Expenses to average net assets (C)	1.29%	1.30%	1.26%	1.36%	1.34%	1.37%
Net investment income to average net assets (C)	0.95%	0.57%	0.30%	0.20%	0.45%	0.79%
Portfolio turnover (annualized)	42%	26%	19%	5%	10%	0%
Average commission paid per share	$0.05	$0.05	$0.04	$0.01	$0.01	$0.01

(A) Per share calculations for net investment income and gains are calculated using the average shares outstanding.

(B) Market value return is computed based on market price of the Fund’s shares and excludes the effect of brokerage commissions. Net asset value return is computed based on net asset value of the Fund’s shares and excludes the effect of brokerage commissions. Distributions are assumed to be reinvested at the prices obtained under the Fund’s Dividend Reinvestment and Cash Purchase Plan. Returns for the first six months of 2024 have been annualized.

(C) Expense ratio does not reflect fees and expenses incurred by the Fund as a result of its investments in shares of investment companies. If fees for Fund investments in investment companies were included in the expense ratio, the net impact would be an increase for the year ended December 31, 2022 of less than 0.01%. For the years ended December 31, 2019, 2020, 2021 and 2023, and the six-month period ended June 30, 2024, there would have been no increase in the expense ratio.

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.

Portfolio of Investments (as of June 30, 2024) (unaudited)

Common Stock (86.9% of total investments)

Industry	Shares	Cost	Fair Value	Percent of Net Assets
Advertising
Alphabet, Inc. A	17,000	$1,376,922	$3,096,550
MediaAlpha, Inc.*	9,876	166,690	130,067
			$3,226,617	7.1%
Bank
US Bancorp	24,000	588,432	$952,800
			$952,800	2.1%
Brokerage
Charles Schwab Corp.	20,000	882,187	$1,473,800
			$1,473,800	3.2%
Conglomerate
Berkshire Hathaway Inc. B*	26,500	4,320,855	$8,542,800
			$8,542,800	18.8%
Consumer
Colgate-Palmolive Company	12,000	72,938	$1,164,480
Procter & Gamble Company	2,000	145,879	329,840
			$1,494,320	3.3%
Credit Card
Mastercard Inc	1,000	219,636	$441,160
Visa Inc.	1,500	225,957	393,705
			$834,865	1.8%
Data Processing
Automatic Data Processing, Inc.	3,000	82,775	$716,070
Paychex, Inc.	6,000	140,075	711,360
			$1,427,430	3.1%

			$1,427,430	3.1%
Drug/Medical Device
Johnson & Johnson	3,071	34,933	$448,857
Stryker Corp.	4,500	19,055	1,531,125
			$1,979,982	4.4%
Food
Kraft Heinz Company	29,000	772,000	$934,380
PepsiCo, Inc.	10,000	168,296	1,649,300
			$2,583,680	5.7%
Industrial
Danaher Corporation	1,000	225,262	$249,850
Illinois Tool Works Inc.	7,000	295,051	1,658,720
Veralto Corporation	333	29,705	31,792
Waters Corp.*	2,000	100,780	580,240
			$2,520,602	5.6%
Insurance
Markel Corp.*	1,670	1,296,670	$2,631,352
			$2,631,352	5.8%
Mutual Fund Management
Diamond Hill Investment Group, Inc.	9,576	1,338,331	$1,347,822
Franklin Resources, Inc.	83,000	2,108,376	1,855,050
T. Rowe Price Group, Inc.	20,400	2,591,590	2,352,324
			$5,555,196	14.1%

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.

Portfolio of Investments (as of June 30, 2024) (unaudited)

Industry	Shares	Cost	Fair Value	Percent of Net Assets
Restaurant
Starbucks Corp.	12,000	$588,432	$934,200
			$934,200	2.1%
Retail
AutoZone Inc.*	600	319,026	$1,778,460
eBay Inc.	3,000	68,886	161,160
O’Reilly Automotive Inc.*	1,500	305,534	1,584,090
			$3,523,710	7.8%
Technology Services
Amazon.com Inc.*	9,000	915,707	$1,739,250
			$1,739,250	3.8%
Total common stock investments (Cost $18,553,573)			$39,420,604
Money Market Funds (13.1% of total investments)
Morgan Stanley Inst. Liq. Fund, Treasury,
Institutional Class, 5.13%**			$5,929,609	13.1%
(Cost $5,929,609)		5,929,609	$5,929,609
Total investments (Cost $24,483,182)			$45,350,213
Other assets in excess of liabilities			64,544
Total net assets			$45,414,757

*Non-dividend paying security
**7-day yield

See Notes to Financial Statements.

Eagle Capital Growth Fund, Inc.

Notes to Financial Statements

(1)	Organization.

Eagle Capital Growth Fund, Inc., a Maryland corporation (“Fund”), began in 1989 with a total return investment objective. The Fund is a diversified closed-end investment company subject to the Investment Company Act of 1940. The Fund has opted into the Maryland Control Share Acquisition Act.

(2)	Significant Accounting Policies.

The Fund follows the accounting and reporting requirements of investment companies under ASC 946 (ASC 946-10-50-1) Financial Services- Investment Companies. The policies followed by the Fund are in conformity with the accounting principles generally accepted in the United States of America (“GAAP”).

Security Transactions and Related Income—Dividends and distributions paid to the Fund from portfolio investments are recorded on the ex-dividend date. Investment security purchases and sales are accounted for on a trade date basis. Interest income is accrued on a daily basis. Realized gains and losses are determined using the specific identification method.

Investments— Investments in equity securities are valued at the closing market price as of the close of regular trading on the applicable valuation date. If no such closing market price is available on the valuation date, the Fund uses the then most recent closing market price.

In the unlikely event that there is no current or recent closing market price for a portfolio security (whether equity or debt) traded in the over-the-counter market, then the Fund uses the most recent closing bid price. If there is no closing bid price for a portfolio security for a period of ten (10) consecutive trading days, then the Fund’s Audit Committee or other appropriate committee shall determine the value of such illiquid security. From inception to June 30, 2024, the Fund has not held a security which required an illiquid pricing valuation.

Consistent with Rule 2a-5 under the Investment Company Act of 1940, the Fund’s board analyzes the risks associated with pricing for and valuation of investments as well as the suitability of the investments held.

Use of estimates— The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase (decrease) in operations during the reporting period. Actual results could differ from those estimates.

Federal income taxes— The Fund intends to continue to comply with the general qualification requirements of the Internal Revenue Code applicable to regulated investment companies such as the Fund. The Fund distributes annually at least 90% of its taxable income, including net long-term capital gains, to its shareholders. In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare as dividends in each calendar year an amount equal to at least 98% of its net investment income and 98% of its net realized capital gains (including undistributed amounts from previous years).

As of and during the fiscal year ended December 31, 2023, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense when incurred, reflected on the Statement of Operations. During the year, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year-ends and the interim tax period since, at applicable) and has concluded that no provision for unrecognize tax benefits or expenses is required in these financial statements and does not expect this to change for the next twelve months.

Eagle Capital Growth Fund, Inc.

Notes to Financial Statements

The following information is based upon the Federal income tax basis of portfolio investments as of June 30, 2024:

Gross unrealized appreciation	$21,947,004
Gross unrealized depreciation	(779,973)
Net unrealized appreciation	$20,867,031
Cost basis of securities:	$24,483,182

At June 30, 2024, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$165,498
Realized appreciation on investments	821,893
Unrealized appreciation on investments	20,867,031
Total accumulated earnings	$21,854,422

As of December 31, 2023, the Fund distributed to shareholders $78,307 more than the net investment income for 2023. To reflect this action, the paid-in capital has been adjusted to reflect the impact.

Expenses—The Fund’s service providers bear all of their expenses in connection with the performance of their services. The Fund bears all of its expenses incurred in connection with its operations including, but not limited to, investment advisory fees (as discussed in Note 3), legal and audit fees, taxes, insurance, shareholder reporting and other related costs. As noted in Note 3, the Fund’s investment advisor, as part of its responsibilities under the Investment Advisory Agreement, is required to provide certain internal administrative services to the Fund at such investment advisor’s expense. The Investment Advisory Agreement provides that the Fund may not incur annual aggregate expenses in excess of two percent (2%) of the first $10 million of the Fund’s average net assets, one and a half percent (1.5%) of the next $20 million of the average net assets, and one percent (1%) of the remaining average net assets for any fiscal year. Any excess expenses are the responsibility of the investment advisor.

Repurchases—The Fund repurchases shares with the purpose of reducing total shares outstanding. The price paid for the repurchased shares is recorded to reduce common stock and paid-in capital.

Fair Value Accounting—Accounting standards require certain assets and liabilities be reported at fair value in the financial statements and provides a framework for establishing that fair value. The framework for determining fair value is based on a hierarchy that prioritizes the inputs and valuation techniques used to measure fair value.

In general, fair values determined by Level 1 inputs use quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access. All of the Fund’s investments are classified as Level 1.

Fair values determined by Level 2 inputs use other inputs that are observable, either directly or indirectly. These Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and other inputs such as interest rates and yield curves that are observable at commonly quoted intervals.

Level 3 inputs are unobservable inputs, including inputs that are available in situations where there is little, if any, market activity for the related asset. These Level 3 fair value measurements are based primarily on management’s own estimates using pricing models, discounted cash flow methodologies, or similar techniques taking into account the characteristics of the asset.

(3)	Service Providers Arrangements

Investment advisor— For its services under the Investment Advisory agreement, the investment advisor receives a monthly fee calculated at an annual rate of three-quarters of one percent (0.75%) of the weekly net asset value of the Fund, as long as the weekly net asset value is at least $3.8

Eagle Capital Growth Fund, Inc.

Notes to Financial Statements

million. The investment advisor is not entitled to any compensation for any week in which the average weekly net asset value falls below $3.8 million. Pursuant to the Investment Advisory Agreement, the investment advisor is required to provide certain internal administrative services to the Fund at the investment advisor’s expense.

Effective June 1, 2007, following shareholder approval of the Investment Advisory Agreement, Sims Capital Management LLC (“SCM”) began serving as the Fund’s investment advisor. Pursuant to the Investment Advisory Agreement, SCM is responsible for the management of the Fund’s portfolio, subject to oversight by the Fund’s Board of Directors. Luke E. Sims, a Director, President and Chief Executive Officer of the Fund and owner of more than five percent of the Fund’s outstanding shares, owns 50% of SCM. David C. Sims, the Chief Financial Officer, Chief Compliance Officer, Secretary, Treasurer, Director of the Fund, the son of Luke E. Sims and owner of more than five percent of the Fund’s outstanding shares, owns the remaining 50% of SCM.

Custodian—US Bancorp serves as the Fund’s custodian pursuant to a custodian agreement. As the Fund’s custodian, US Bancorp receives fees and compensation of expenses for services provided including, but not limited to, an annual account charge and security transaction fees.

Transfer Agent— Equiniti Trust Company, LLC (“EQ”) serves as the Fund’s transfer agent and dividend disbursing agent. American Stock Transfer & Trust underwent a name change in 2023, becoming Equiniti Trust Company. EQ receives fees for services provided including, but not limited to, account maintenance fees, activity and transaction processing fees and reimbursement for its out-of-pocket expenses. EQ also acts as the agent under the Fund’s Dividend Reinvestment and Cash Purchase Plan.

(4)	Dividend Reinvestment and Cash Purchase Plan.

The Fund has a Dividend Reinvestment and Cash Purchase Plan (“DRIP”) which allows shareholders to reinvest cash dividends and make cash contributions. Pursuant to the terms of the DRIP, cash dividends may be used by the DRIP agent to either purchase shares from the Fund or in the open market, depending on the most favorable pricing available to DRIP participants. Voluntary cash contributions from DRIP participants are used to purchase Fund shares in the open market. A complete copy of the DRIP is available on the Fund’s website (www.eaglecapitalgrowthfund.com) or from EQ, the DRIP agent.

(5)	Fund Investment Transactions.

Purchases and sales of securities, other than short-term securities, for the six-month period ended June 30, 2024, were $0 and $3,047,895, respectively.

(6)	Subsequent Events.

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date when these financial statements were published. Based upon this evaluation, there were no items requiring adjustment of the financial statements or additional disclosure.

(7)	Guarantees and indemnifications.

Under Maryland law and the Fund’s organizational documents, the Fund will indemnify its officers and directors against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

2024 Annual Shareholder Meeting

The Fund’s 2024 annual meeting of shareholders (“Annual Meeting”) was held on April 18, 2024, for the following purposes:

1.	To elect three (3) Directors.

2.	To ratify the selection of Cohen & Company, Ltd. as the independent registered public accountants of the Fund for the calendar year ending December 31, 2024.

The following directors were elected under Proposal 1: Carl Holth, Anne Nichols, and David Sims. Under Proposal 2, shareholders ratified the selection of Cohen & Company, Ltd. as the Fund’s independent registered public accountants for the 2024 calendar year.

Tabulation Report

Proposal 1 – Election of Directors

	For	Withheld
Carl Holth	2,113,892	53,016
Anne Nichols	2,113,994	52,914
David Sims	2,119,319	47,589

Proposal 2 – Selection of Cohen & Company, Ltd.

For	Against	Abstain	Withheld
2,137,917	28,311	681	0

Total shares issued and outstanding on record date: 3,967,836

Compensation.

The following table sets forth the aggregate compensation paid to all Fund directors for the six-month period ended June 30, 2024. Directors who are not “interested persons” of the Fund receive annually a $13,000 retainer, $1,750 for Audit Committee service and a $1,000 retainer for the Audit Committee Chairman. Directors who are “interested persons” of the Fund are not entitled to receive directors’ fees. Directors are reimbursed for out-of-pocket expenses in connection with attending Board meetings.

Luke E. Sims and David C. Sims, who are deemed to be Interested Persons of the Fund, are not entitled to receive directors’ fees from the Fund.

No Fund officer receives compensation in his capacity as an officer of the Fund. Fund officers are: Luke E. Sims, President and Chief Executive Officer; and David C. Sims, Chief Financial Officer, Chief Compliance Officer, Treasurer, Secretary and Director. Robert M. Bilkie, Jr. is the Fund’s Chairman, which is not an executive officer position.

Sims Capital Management LLC (“SCM”), the investment advisor for the Fund, was paid $168,729 by the Fund in 2024. SCM is 50% owned by Luke E. Sims, the President, CEO and a Director of the Fund, as well as an owner of more than five percent of the Fund’s outstanding shares. David C. Sims, the Fund’s Vice-President, Chief Financial Officer, Chief Compliance Officer, Treasurer, Secretary and Director as well as an owner of more than five percent of the Fund’s outstanding shares, owns the remaining 50% of SCM.

Directors who are Interested Persons of the Fund:

Name, Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as part of Fund Expenses	Estimated Annual Benefits upon Retirement to Directors	Total Compensation from Fund and to Complex paid
David C. Sims, VP, CFO, CCO, Treasurer, Secretary, and Director	None	None	None	None
Luke E. Sims, Director, President, CEO	None	None	None	None

Directors who are not Interested Persons of the Fund:

Name, Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as part of Fund Expenses	Estimated Annual Benefits upon Retirement to Directors	Total Compensation from Fund and to Complex paid
Jason W. Allen,
Director	$6,500	None	None	$6,500
Robert M. Bilkie, Jr.,
Director	$6,500	None	None	$6,500
Phillip J. Hanrahan,
Director	$6,875	None	None	$6,875
Carl A. Holth,
Director	$6,875	None	None	$6,875
Anne M. Nichols,
Director	$6,500	None	None	$6,500
Donald G. Tyler,
Director	$6,875	None	None	$6,875
Neal F. Zalenko,
Director	$7,750	None	None	$7,750

Board of Directors

Jason W. Allen	Robert M. Bilkie, Jr.	Phillip J. Hanrahan
Director	Chairman of the Board	Director
Fox Point, WI	Northville, MI	Whitefish Bay, WI

Carl A. Holth	Anne M. Nichols	Luke E. Sims
Director	Director	President & CEO
Dearborn, MI	Huntington Woods, MI	Milwaukee, WI

David C. Sims	Donald G. Tyler	Neal F. Zalenko
VP, Treasurer, CFO, CCO	Director	Director
Secretary & Director	Whitefish Bay, WI	Birmingham, MI
Bayside, WI

Shareholder Information

Trading. Fund shares trade under the symbol GRF on the NYSE American exchange. The Fund has opted into the Maryland Control Share Acquisition Act.

Fund Stock Repurchases. The Fund is authorized to repurchase its shares in the open market, in private transactions or otherwise, at a price or prices reasonably related to the then prevailing market price. The Fund has authorized repurchases up to 1,000,000 shares, with 907,029 shares remaining under its current authorization.

Dividend Reinvestment and Cash Purchase Plan. By participating in the Fund’s Dividend Reinvestment and Cash Purchase Plan (“Plan”), you can automatically reinvest your cash dividends in additional Fund shares without paying brokerage commissions. Shareholders can secure a copy of the Plan from the Fund’s website (www.eaglecapitalgrowthfund.com) or by contacting Equiniti Stock Transfer, 48 Wall Street, Floor 23, New York, NY 10005, telephone number (877) 937-5449.

Dividend Checks/Stock Certificates/Address Changes/Etc. If you have a question about lost or misplaced dividend checks or stock certificates, have an address change to report, or have a comparable shareholder issue or question, please contact the Fund’s transfer agent, Equiniti Stock Transfer, 48 Wall Street, Floor 23, New York, NY 10005, telephone number (877) 937-5449.

Proxy Voting. The Fund typically votes by proxy the shares of portfolio companies. If you’d like information about the policies and procedures that the Fund follows in voting, or how the Fund has voted on a particular issue or matter during the most recent 12-month period ended June 30, you can get that information (Form N-PX) from the SEC’s website (www.sec.gov) or the Fund’s website (www.eaglecapitalgrowthfund.com), or by calling the Fund at (414) 765-1107 (collect) or by sending an e-mail request (to dave@simscapital.com).

Fund Privacy Policy/Customer Privacy Notice (January 1, 2024). We collect nonpublic personal information about you from the following sources: (i) information we receive from you on applications or other forms and (ii) information about your transactions with us or others. We do not disclose any nonpublic personal information about you to anyone, except as permitted by law, and as follows. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. If you decide to close your account(s) or no longer be a shareholder of record, we will adhere to the privacy policies and practices as described in this notice. We restrict access to your personal and account information to those employees who need to know that information to provide services to you. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information. In this notice, the term “we” refers to the Fund, Eagle Capital Growth Fund, Inc.

Additional Information. The Fund files a complete schedule of its portfolio holdings monthly with the Securities and Exchange Commission (SEC) on Form N-PORT, with the first and third calendar quarter filings available to the investing public generally. You can obtain copies of these public filings, and other information about the Fund, from the SEC’s website (www.sec.gov), from the Fund’s website (www.eaglecapitalgrowthfund.com), or by calling the Fund at (414) 765-1107. The Fund’s public forms can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and you can obtain information about the operation of the SEC’s Public Reference Room by calling the SEC at (800) 732-0330.

Electronic Distribution of Shareholder Reports and Other Communications. If you’d like to receive copies of the Fund’s annual report, semiannual report, proxy statement, press releases and other comparable communications electronically, please provide your e-mail address to dave@simscapital.com. By providing your e-mail address to the Fund, you are consenting to the Fund sending the identified materials to you by e-mail.

General Inquiries. If you have a question or comment on any matter not addressed above, please contact the Fund at: Eagle Capital Growth Fund, Inc., 225 East Mason Street, Suite 802, Milwaukee, WI 53202-3657, telephone number (414) 765-1107, or the Fund’s investment advisor, Sims Capital Management LLC (dave@simscapital.com).

ITEM 2.	CODE OF ETHICS

The Fund has adopted a Code of Ethics that applies to the Fund’s principal executive officer, principal financial officer, and others performing similar duties. A copy of the Code of Ethics is not required for the semi-annual report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not required for the semi-annual report.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required for the semi-annual report.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not required for the semi-annual report.

ITEM 6.	INVESTMENTS

The Fund’s investments are included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES

Not required for the semi-annual report.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)       Not required for the semi-annual report.

(b)       There have been no changes to the Fund’s Portfolio Managers.

ITEM 9.	PURCHASE OF EQUITY SECURITIES BY CLOSED END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The Fund’s principal executive office and principal financial officer have evaluated the Fund’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act) within 90 days of this filing and have concluded, based on such evaluation, that the Fund’s disclosure controls and procedures were effective in ensuring that information required to be disclosed by the Fund in this Form N-CSRS was recorded, organized, and reported within the time period specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes to the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the Fund’s second fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund neither lent any securities this year nor received any income related to securities lending.

ITEM 13.	EXHIBITS.

(A)(1) Not applicable.

(A)(2)(i) Certification of principal executive officer as required by Rule 30a-2(a) under the Act, — attached hereto as Exhibit 99.1.

(A)(2)(ii) Certification of principal financial officer as required by Rule 30a-2(a) under the Act, — attached hereto as Exhibit 99.2.

(A)(2)(iii) Results of shareholder meeting — attached hereto as Exhibit 99.77C.

(A)(2)(iv) Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley act of 2002, — attached hereto as Exhibit 99.906 CERT .